Exhibit 10.13


                                                                       EXECUTION



 SECOND AMENDMENT TO CREDIT AGREEMENT BY AND AMONG WESTCON GROUP NORTH AMERICA, INC. AND WESTCON CANADA SYSTEMS (WCSI) INC., AS BORROWERS, WESTCON GROUP, INC.,
   GENERAL ELECTRIC CAPITAL CORPORATION, AS AMERICAN COLLATERAL AGENT AND AS LENDER, GENERAL ELECTRIC CAPITAL CANADA INC., AS CANADIAN COLLATERAL AGENT AND AS LENDER, HSBC BANK USA, AS ARRANGER AND L/C ISSUER TO WESTCON AMERICA, HSBC
    BANK USA (TORONTO BRANCH), AS L/C ISSUER TO WESTCON CANADA, AND THE OTHER
                      LENDERS, AMONG OTHERS, PARTY THERETO
                      ------------------------------------

          This Second Amendment to Credit Agreement, dated as of May 7, 2004 (this "Amendment"), is entered into by and among WESTCON GROUP, INC., a Delaware corporation ("Westcon"), WESTCON GROUP NORTH AMERICA, INC., a New York corporation ("Westcon America"), WESTCON CANADA SYSTEMS (WCSI) INC., a Canadian corporation ("Westcon Canada" and together with Westcon America, "Borrowers"), the other Obligors, HSBC BANK USA, a New York State banking corporation ("HSBC"), as Arranger and L/C Issuer to Westcon America, HSBC BANK USA (TORONTO BRANCH), as L/C Issuer to Westcon Canada and as Lender, GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as American Collateral Agent and as Lender, GENERAL ELECTRIC CAPITAL CANADA INC., a Canadian corporation, as Canadian Collateral Agent and as Lender and the other Lenders, among others, party to the Credit Agreement.


                                    RECITALS

          WHEREAS, Westcon, Westcon America, Westcon Canada, the other Obligors, the American Collateral Agent, Canadian Collateral Agent, HSBC and Lenders, are parties to a Credit Agreement, dated as of June 12, 2003, as amended by that certain First Amendment to Credit Agreement, dated as of January 16, 2004 (as so amended and as it may hereafter be further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement").

          WHEREAS, Westcon and the Borrowers have requested that the Agents and Lenders consent to certain amendments to the Credit Agreement conditioned upon the successful completion of the Westcon IPO (as such term is hereinafter defined) and Agent and Lenders are willing to amend the Credit Agreement in connection with the successful completion of the Westcon IPO, all on the terms and subject to the conditions set forth in this Amendment.

          WHEREAS, Westcon and the Borrowers have notified the Agents and Lenders that an Event of Default exists under Section 10.1(e), Involuntary Insolvency Proceedings, of the Credit Agreement as a result of an involuntary liquidation proceeding initiated against Westcon Denmark, a Subsidiary of Westcon (such Event of Default, the "Existing Event of Default").

          WHEREAS, Borrowers have requested that the Agents and Lenders waive the Existing Event of Default and Agents and Lenders are willing to waive the Existing Event of Default pursuant to, and subject to, the terms and conditions set forth in this Amendment.

          WHEREAS, the Borrowers, the Agents and the Lenders are desirous of further amending the Credit Agreement as and to the extent set forth herein and pursuant to, and subject to, the terms and conditions set forth in this Amendment.

          WHEREAS, this Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment. Capitalized terms used herein without definition are so used as defined in the Credit Agreement.

          NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the loans or other extensions of credit heretofore, now or hereafter made to, or for the benefit of, Borrowers by Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Limited Waiver. Agents and Lenders hereby waive the Existing Event of Default. The foregoing waiver is only applicable and shall only be effective in the specific instance and for the specific purpose for which made. Such waiver is expressly limited to the facts and circumstances referred to herein and shall not operate (a) as a waiver of or consent to non-compliance with any other provision of the Credit Agreement or any other Loan Document or to any other non-compliance with the provisions of Section 10.1(e) of the Credit Agreement,
(b) as a waiver of any other right, power or remedy of Agents or Lenders under the Credit Agreement or any other Loan Document or (c) as a waiver of or consent to any other Incipient Default or Event of Default under the Credit Agreement or any other Loan Document.

2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

        2.1. Section 1.1, Definitions, of the Credit Agreement is amended as follows:

             (a) The following definitions are to be inserted in proper alphabetical order:

         "Second Amendment Closing Date" means May 7, 2004.

         "Westcon IPO" means an initial public offering of the common stock of Westcon pursuant to an effective registration statement under the Securities Act of 1933, as amended, which results in net proceeds of not less than $50,000,000 and which prices and closes no later than October 31, 2004.

             (b) The definition of "Swap Agreement" is amended and restated to read in its entirety as follows:

         "Swap Agreement" means a non-speculative interest rate swap, cap or collar agreement, or any non-speculative agreement for foreign exchange transactions, or any non-speculative arrangement similar to any of the foregoing between (i) any Borrower and any Lender and (ii) Westcon and any Lender or other Person, each as providing for the transfer or mitigation of interest rate or currency risks either generally or under specific contingencies; provided, that any Swap Agreement entered into between Westcon and any Lender or other Person shall be unsecured and be limited in recourse solely to Westcon."

        2.2. Section 9.8, Investments and Loans, of the Credit Agreement shall be amended as follows:

             (a) Clause (i) of Section 9.8 is amended by inserting after the words "set forth on Schedule 9.8 hereof" and before the "," the following:

             "or investments expressly permitted by Section 9.11 hereof";

             (b) Clause (iv) of Section 9.8 is amended by inserting after the words "investments in the Unrestricted Subsidiaries" and before the "." in clause "(iv)" the following:

             "and equity investments in the North American Subsidiaries".

        2.3. Section 9.11, Investments, shall be amended by adding after the words "other than" the following:

             "investments expressly permitted by Section 9.8 and".

        2.4. Section 9.21(b), Fixed Charge Ratio, of the Credit Agreement is amended by deleting after the words "tested quarterly" and before the words "computed on a Trailing 12-Month Basis" the following:

        "with EBITDA  and Fixed Charges to be".

         2.3. Section 10.1(e), Defaults, is amended by inserting before the"." at the end of such subsection the following:

        "provided, that the involuntary liquidation of Westcon Denmark shall not constitute an Event of Default pursuant to this Section 10.1(e).".

         2.4. Schedule 4.4, Ventures, Subsidiaries and Affiliates; Outstanding Stock and Obligations, of the Credit Agreement is hereby amended to reflect Westcon Austria's absorption by Westcon Germany and the name exchange between Westcon GmbH and Westcon (Deutchland) all as set forth in Schedule A to this Amendment.

        2.5. The name of Westcon Netherlands B.V. has been changed to Westcon Benelux B.V. All references in the Loan Documents to Westcon Netherlands B.V. shall be replaced by Westcon Benelux B.V.

3. Amendments to the Credit Agreement Conditioned upon the Westcon IPO. Upon the successful completion of the Westcon IPO, the following Sections of the Credit Agreement shall automatically, and without further act or deed by any Borrower, any other Obligor, any Agent, any Lender or any other Person, be amended as follows:

        3.1. Section 1.1, Definitions, of the Credit Agreement shall be amended as follows:

             (a) The following definitions shall be inserted in proper alphabetical order:

        "Early Payment Discount Advances" as defined in Section 9.10 hereof.

        "Liquid Investments" means: (i) marketable securities (A) issued or directly and unconditionally guaranteed as to interest and principal by the United States government or (B) issued by any agency of the United States government the obligations of which are backed by the full faith and credit of the United States, in each case maturing within 14 months after acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after acquisition thereof and having, at the time of acquisition, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iii) commercial paper maturing no more than one year from the date of acquisition and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) Auction Rate Securities that reset within one year after acquisition and have a rating of at least AA from S&P or at least Aa from Moody's; (v) certificates of deposit or bankers' acceptances issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that is at least (A) "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (B) has Tier 1 capital (as defined in such regulations) of not less than $250,000,000, in each case maturing within one year after issuance or acceptance thereof; and
(v) shares of any money market mutual or similar funds that (A) has substantially all of its assets invested continuously in the types of investments referred to in clauses (i) through (iv) above and (B) has net assets of not less than $500,000,000.

             (b) "The definition of "Permitted Acquisitions" shall be amended by inserting after the "," in clause "(i)" of the initial paragraph the following:

             "notwithstanding the foregoing, Westcon may provide additional funding to increase from $20,000,000 to $60,000,000 the aggregate amount for all such investments in any twelve month period, so long as (i) no single investment exceeds $20,000,000, (ii) all additional funding amounts provided by Westcon as part of such $40,000,000 increase from $20,000,000 to $60,000,000 are provided solely by Westcon and not by any Borrower or other Obligor (other than Westcon) and not with the proceeds of any Loan and (iii) any and all such investments so funded by Westcon are undertaken in full compliance with each of the other requirements relating to Permitted Acquisitions set forth herein,".

             (c) The definition of "Permitted Indebtedness" shall be amended by replacing the ";" at the end of subsection "(g)" with a "," and inserting the following:

        "or (iii) Early Payment Discount Advances by Westcon to the Borrowers expressly as permitted under, and made in compliance with, the terms and conditions set forth in Section 9.10;".

             (d) The definition of "Permitted Indebtedness" shall be further amended by changing the subsection designation "(j)" contained therein to "(k)" and adding new subsection designated "(j)" to read as follows:

        "(j) The issuance by Westcon of an unsecured promissory note in favor of Datatec, which note will refinance certain notes issued by certain Subsidiaries of Westcon to Datatec as currently set forth in Schedule 4.4 to the Credit Agreement, in an aggregate principal amount not to exceed $30,000,000 (after giving effect to the prepayment of such promissory note contemplated by Section 9.10(ii) of this Amendment); provided, that (i) after giving effect to such assumption, all obligations and liabilities under such promissory note are solely of Westcon and there is no recourse to Westcon America, Westcon Canada or any Obligor (other than Westcon) or any of their respective properties or assets; and (ii) the obligation of Westcon to Datatec shall be expressly subordinated to the Obligations under this Amendment and the other Loan Documents and such subordination shall be evidenced by a subordination agreement by and among Westcon, Datatec and the Collateral Agents, which subordination agreement shall be in form and substance satisfactory to the Collateral Agents;

        3.2. Section 7.3, Mandatory Prepayment, of the Credit Agreement shall be amended as follows:

             (a) Clause (i) of Section 7.3 is amended by inserting after the words "dispositions of Inventory" the following:

              "or monetizations of Liquid Investments".

             (b) Clause (ii) of Section 7.3 is amended by inserting after the "," the following:

              "other than the issuance of shares of the common stock of Westcon as part of the Westcon IPO,".

        3.3. Section 8.5(c), Additional Reporting, is amended by inserting after the words "as applicable," the following:

             "(provided that with respect to and solely with respect to Sections
             8.3 and 8.4 the Treasurer of Westcon America and Westcon Canada, respectively, may also sign such certificate, schedule or report)".

        3.4. Section 9.5, Sales of Assets, shall be amended by inserting after the words "Capital Stock," in clause "(i)" the following:

             "Liquid Investments,".

        3.5. Section 9.6, Capital Stock, of the Credit Agreement shall be amended by deleting the second proviso and replacing it with the following:

             "provided, further, that the foregoing restriction shall not apply to (i) repurchases of the capital stock of Westcon from its chief executive officer in accordance with the put agreement in place with such individual on the Closing Date; and (ii) repurchases of the capital stock of Westcon so long as (x) any such repurchases under clauses (i) or (ii) are funded solely by Westcon, and not with the proceeds of any Loan to Westcon America or Westcon Canada or any other funds of Westcon America, Westcon Canada or any other Obligor (other than Westcon), and (y) both before and after giving effect to any such repurchases, Westcon America shall have Excess Availability in the amount of at least $27,500,000.".

        3.6. Section 9.8, Investments and Loans, of the Credit Agreement shall be amended by inserting after the words "in the case of Westcon," and before the words "direct obligations of the United States of America" the following:

             "Liquid Investments and".

        3.7. Section 9.10, Dividends, of the Credit Agreement shall be amended by inserting a "(i)" after the "," following the words "Event of Default hereunder" in the first proviso and by inserting after the words "the prior fifteen (15) days" and before the "." in the second proviso the following:

             "; (ii) Westcon may (A) use the net proceeds of the Westcon IPO to make a payment to Datatec to repay a portion of the principal balance of the promissory note to be assumed by Westcon as contemplated by and in accordance with the provisions of clause (j) of the definition of Permitted Indebtedness (so that, after giving effect to such prepayment, the principal amount of such promissory note being assumed by Westcon, as contemplated by and in accordance with the provisions of clause (j) of the definition of Permitted Indebtedness, is not more than $30,000,000); and (B) Westcon may make advances from time to time to the Borrowers, in order to allow, and solely for the purpose of allowing, the Borrowers to take advantage of early payment discounts offered by vendors (each such advance, an "Early Payment Discount Advance"); provided, that, before the Borrowers may at any time repay any such advance amounts to
Westcon: (1) no Incipient Default or Event of Default shall have occurred and be continuing; and (2) the Borrowers shall have average daily Excess Availability in the amount of at least $27,500,000 for the thirty (30) days prior to any such repayment, as determined by Collateral Agents, and the Borrowers on a combined basis shall have Excess Availability, as determined by Collateral Agents, in the amount of at least $12,000,000 on a pro forma basis after giving effect to any such repayment. In addition Westcon, and only Westcon, may solely with its own cash (i) repay on behalf of Unrestricted

Subsidiaries the Obligations of such Unrestricted Subsidiaries to third parties and (ii) make advances to Unrestricted Subsidiaries for the purpose of allowing such Unrestricted Subsidiaries to repay their Obligations to third parties.".

        3.8. Section 9.21, Fixed Charge Ratio, of the Credit Agreement shall be amended as follows:

             (a) Westcon. Section 9.21 shall be amended by replacing the Ratio for the period ending February 29, 2004 and all periods thereafter with the following:

         "Period                                     Ratio
          ------                                     -----
         Quarter ending February 29, 2004            1.38 to 1.00
         Quarter ending May 31, 2004                 1.41 to 1.00
         Quarter ending August 31, 2004              1.17 to 1.00
         Quarter ending November 30, 2004            1.18 to 1.00
         Quarter ending February 28, 2005            1.26 to 1.00
         Quarter ending May 31, 2005                 1.35 to 1.00
         Quarter ending August 31, 2005              1.40 to 1.00
         Quarter ending November 30, 2005            1.44 to 1.00
         Quarter ending February 28, 2006            1.45 to 1.00"
         and each Fiscal Quarter thereafter

             (b) Westcon America. Section 9.21(b) shall be amended by replacing the Ratio for the period ending February 29, 2004 and all periods thereafter with the following:

         "Period                                     Ratio
          ------                                     -----
         Quarter ending February 29, 2004            1.40 to 1.00
         Quarter ending May 31, 2004                 1.37 to 1.00
         Quarter ending August 31, 2004              1.28 to 1.00
         Quarter ending November 30, 2004            1.30 to 1.00
         Quarter ending February 28, 2005            1.37 to 1.00
         Quarter ending May 31, 2005                 1.37 to 1.00
         Quarter ending August 31, 2005              1.44 to 1.00
         Quarter ending November 30, 2005            1.46 to 1.00
         Quarter ending February 28, 2006 and        1.47 to 1.00"
         each Fiscal Quarter thereafter

        3.9. Minimum Tangible Net Worth. Section 9.22 of the Credit Agreement shall be amended as follows:

             (a) Westcon. Section 9.22(a) shall be amended by replacing the Amount for the period ending February 29, 2004 and all periods thereafter with the following:

         "Period                                     Amount
          ------                                     ------
         Quarter ending February 29, 2004            $198,900,000.00
         Quarter ending May 31, 2004                 $187,100,000.00 plus NPIPO
         Quarter ending August 31, 2004              $180,500,000.00 plus NPIPO
         Quarter ending November 30, 2004            $168,400,000.00 plus NPIPO
         Quarter ending February 28, 2005            $170,200,000.00 plus NPIPO
         Quarter ending May 31, 2005                 $171,100,000.00 plus NPIPO
         Quarter ending August 31, 2005              $159,900,000.00 plus NPIPO
         Quarter ending November 30, 2005            $162,900,000.00 plus NPIPO
         Quarter Ending February 28, 2006            $152,000,000.00 plus NPIPO

where "NPIPO" means the proceeds (exclusive of proceeds of shares sold by selling stockholders other than Westcon pursuant to the overallotment option) received by Westcon at the closing of the Westcon IPO net of underwriting discounts and fees, costs and expenses of the Westcon IPO and less the amount used to repay a portion of the Datatec promissory note as contemplated by
Section 3.1(d) of this Amendment."

             (b) Westcon America. Section 9.22(b) shall be amended by replacing the Amount for the period ending February 29, 2004 and all periods thereafter with the following:

         "Period                                     Amount
          ------                                     ------
         Quarter ending February 29, 2004            $153,100,000.00
         Quarter ending May 31, 2004                 $151,000,000.00
         Quarter ending August 31, 2004              $152,500,000.00
         Quarter ending November 30, 2004            $155,200,000.00
         Quarter ending February 28, 2005            $157,800,000.00
         Quarter ending May 31, 2005                 $158,900,000.00
         Quarter ending August 31, 2005              $161,500,000.00
         Quarter ending November 30, 2005            $164,200,000.00
         Quarter Ending February 28, 2006            $166,300,000.00"

        3.10. Section 10.1"(o)", Defaults, of the Credit Agreement shall be amended and restated in its entirety as follows:

         "(o) (i) In the event Westcon no longer owns all of the capital stock of Borrowers and its other North American Subsidiaries or Borrowers no longer own all of the capital stock of their respective Subsidiaries, or there is a change in the occupation of a majority of the seats on any of their respective Boards of Directors or management committees by Persons who are neither nominated by the Boards of Directors or management committees on the date hereof or appointed by a Board of Directors or management committees so nominated or (ii) (x) any person or group of persons (within the meaning of the Securities Exchange Act of 1934) (other than Datatec or a wholly-owned Subsidiary of Datatec) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the issued and outstanding shares of Stock of Westcon having the right to vote for the election of directors of Westcon under ordinary circumstances or (y) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of Westcon (together with any new directors whose election by the board of directors of Westcon or whose nomination for election by the stockholders of Westcon was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office.".

        3.11. Schedule 4.4, Ventures, Subsidiaries and Affiliates; Outstanding Stock and Obligations, of the Credit Agreement shall be amended to the extent necessary to reflect the Westcon IPO and sale of its common stock to the public pursuant to the Weston IPO.

4. Representations and Warranties of the Borrower. Each of the Borrowers, Westcon and each of the other Obligors jointly and severally hereby represent and warrant that as of the Second Amendment Closing Date:

        4.1. The execution, delivery and performance by each of the Borrowers, Westcon and each of the Obligors of this Amendment has been duly authorized by all necessary corporate action, including, without limitation, all necessary action by its board of directors and stockholders, and that this Amendment is a legal, valid and binding obligation of each of the Borrowers, Westcon and each of the Obligors enforceable against it in accordance with its terms, except as the enforcement hereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally or to general principles of equity.

        4.2. The execution, delivery and performance of this Amendment by each of the Borrowers, Westcon and each of the Obligors does not, and will not, contravene or conflict with any provision of (i) law, (ii) any judgment, decree or order, or (iii) the certificate or articles of incorporation or by-laws of either of the Borrowers, Westcon and any Obligor, and does not, and will not, contravene or conflict with, or cause any Lien to arise under, any provision of any agreement, mortgage, lease, instrument or other document binding upon or otherwise affecting either of the Borrowers, Westcon and any Obligors or any property of either of the Borrowers, Westcon or any Obligor or any Subsidiary thereof.

        4.3. All of the representations and warranties contained in the Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof as if made on the date hereof and that except for the Existing Event of Default, no Default or Event of Default exists under the Credit Agreement or any other Loan Document or will exist after or be triggered by the execution and delivery of this Amendment. In addition, each of the Borrowers, Westcon and each of the Obligors hereby represents and warrants that the Credit Agreement and each of the other Loan Documents remains in full force and effect.

5.      Conditions Precedent to Amendments. The amendments contemplated by
Section 2 hereof are subject to the satisfaction of each of the following conditions precedent:

        5.1. Amendment. This Amendment shall have been duly executed and delivered by each of the Borrowers, Westcon, each of the Obligors and each of the Required Lenders.

        5.2. No Default. Other than the Existing Event of Default, no Default or Event of Default shall have occurred and be continuing.

        5.3. Representations and Warranties. On and as of the date hereof, the representations and warranties contained in Article 4 of the Credit Agreement and in Section 4 of this Amendment shall be true and correct as though made on such date, except, in the case of representations and warranties contained in
Article 4 of the Credit Agreement which speak solely as of a specific date, in which event such representations and warranties shall be true and current as of such specific date.

        5.4. Documentation. Each of the Borrowers, Westcon and each of the other Obligors shall have delivered to the American Collateral Agent such other documents as the American Collateral Agent may reasonably request each duly executed and dated the date hereof, in form and substance satisfactory to the American Collateral Agent.

6. Conditions Precedent to Amendments Conditioned upon the Successful Completion of a Westcon IPO. The amendments contemplated by Section 3 hereof are subject to the satisfaction of each of the conditions precedent set forth in
Section 5 of this Amendment and, in addition, shall be subject to the satisfaction of the following additional condition precedent:

        6.1. Westcon IPO. The Westcon IPO shall have been successfully completed.

7.      Reference to and Effect Upon the Credit Agreement and other Loan
Agreements.

        7.1. Except as specifically provided in Sections 1, 2 and 3 above, the Credit Agreement and each other Loan Document shall remain in full force and effect and is hereby ratified and confirmed.

        7.2. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition (except for the specific waiver in Section 1 above), or to any amendment or modification of any term or condition (except for the specific amendments provided in Sections 2 and 3 above), of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which the Agents or any Lender now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document.

        7.3. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

8. Acknowledgment and Consent of Obligors. Each Obligor hereby consents to this Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the Guaranties and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Collateral Documents to which such Obligor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations (in each case, as defined therein).

9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by facsimile machine shall be as effective as delivery of a manually executed counterpart of this Amendment.

10. Costs and Expenses. As provided in Section 7.5 of the Credit Agreement, Borrower shall pay on demand all fees, costs and expenses incurred by the Arranger and Collateral Agents in connection with the preparation, execution and delivery of this Amendment (including, without limitation, all attorneys' fees).

11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

12. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, this Amendment to the Credit Agreement has been duly executed as of the date first written above.


                                      WESTCON GROUP, INC.


                                      By: /s/ John P. O'Malley
                                          -------------------------------------
                                          Name:  John P. O'Malley
                                          Title: Vice President


                                      WESTCON GROUP NORTH AMERICA, INC.


                                      By: /s/ John P. O'Malley
                                          -------------------------------------
                                          Name:  John P. O'Malley
                                          Title: Vice President


                      Second Amendment to Credit Agreement

                                      WESTCON CANADA SYSTEMS (WCSI) INC.


                                      By: /s/ John P. O'Malley
                                          -------------------------------------
                                          Name:  John P. O'Malley
                                          Title: Vice President


                                      EASTPRO SERVICES, INC., as an Obligor


                                      By: /s/ John P. O'Malley
                                          -------------------------------------
                                          Name:  John P. O'Malley
                                          Title: Vice President


                      Second Amendment to Credit Agreement

                                      HSBC BANK USA, as Arranger, as American
                                      L/C Issuer and as an American Lender


                                      By: /s/ Patricia Tostanoski
                                          -------------------------------------
                                          Name:  Patricia Tostanoski
                                          Title: Vice President


                      Second Amendment to Credit Agreement

                                      GENERAL ELECTRIC CAPITAL
                                      CORPORATION, as American Collateral
                                      Agent and an American Lender


                                      By: /s/ Howard Weinberg
                                          -------------------------------------
                                          Duly Authorized Signatory


                      Second Amendment to Credit Agreement

                                      LASALLE BUSINESS CREDIT LLC, as an
                                      American Lender


                                      By: /s/ Stephen A. Caffrey
                                          -------------------------------------
                                          Name:  Stephen A. Caffrey
                                          Title: Vice President


                      Second Amendment to Credit Agreement

                                      GENERAL ELECTRIC CAPITAL CANADA
                                      INC., as Canadian Collateral
                                      Agent and a Canadian Lender


                                      By: /s/ Stephen B. Smith
                                          -------------------------------------
                                          Name:  Stephen B. Smith
                                          Title: Senior Vice President


                      Second Amendment to Credit Agreement

                                      HSBC BANK USA (Toronto Branch), as
                                      Canadian L/C Issuer and a Canadian Lender


                                      By: /s/ Patricia Tostanoski
                                          -------------------------------------
                                          Name:  Patricia Tostanoski
                                          Title: Vice President


                      Second Amendment to Credit Agreement

                                      THE CIT GROUP/BUSINESS CREDIT, INC., as
                                      an American Lender


                                      By: /s/ Eddy L. Milstein
                                          -------------------------------------
                                          Name:  Eddy L. Milstein
                                          Title: Vice President


                      Second Amendment to Credit Agreement

                                      ABN AMRO BANK, N.V., Canadian Branch, as a Canadian Lender


                                      By: /s/ Darcy Mack/D. Keith Hughes
                                          -------------------------------------
                                          Name:  Darcy Mack/D. Keith Hughes
                                          Title: Vice President/
                                                 Senior Vice President


                      Second Amendment to Credit Agreement

                                      CITIZENS BUSINESS CREDIT COMPANY, a
                                      division of Citizens Leasing Corp. as an American Lender


                                      By: /s/ Vincent P. O'Leary
                                          -------------------------------------
                                          Name:  Vincent P. O'Leary
                                          Title: Senior Vice President


                      Second Amendment to Credit Agreement

                                      SIEMENS FINANCIAL SERVICES, INC., as an
                                      American Lender


                                      By: /s/ Frank Amodio
                                          -------------------------------------
                                          Name:  Frank Amodio
                                          Title: Vice President - Credit


                      Second Amendment to Credit Agreement

                                     CONGRESS FINANCIAL CORPORATION
                                     (CENTRAL), as an American Lender


                                      By: /s/ Laura Dixon
                                          -------------------------------------
                                          Name:  Laura Dixon
                                          Title: Assistant Vice President


                      Second Amendment to Credit Agreement

                                     CONGRESS FINANCIAL CORPORATION,
                                     (CANADA), as a Canadian Lender


                                      By: /s/ Laura Dixon
                                          -------------------------------------
                                          Name:  Laura Dixon
                                          Title: Assistant Vice President


                      Second Amendment to Credit Agreement

                                      SIEMENS FINANCIAL SERVICES, LIMITED, as
                                      a Canadian lender


                                      By: /s/ W. T. Zadrozny
                                          -------------------------------------
                                          Name:  W. T. Zadrozny
                                          Title: Chairman & CEO


                      Second Amendment to Credit Agreement

                                      CIT FINANCIAL LTD., as a Canadian Lender


                                      By: /s/ Kenneth I. Brown
                                          -------------------------------------
                                          Name:  Kenneth I. Brown
                                          Title: Executive Vice President


                      Second Amendment to Credit Agreement

                                      CITIZENS BUSINESS CREDIT COMPANY, a
                                      division of Citizens Leasing Corp. as a
                                      Canadian Lender


                                      By: /s/ Vincent P. O'Leary
                                          -------------------------------------
                                          Name:  Vincent P. O'Leary
                                          Title: Senior Vice President


                      Second Amendment to Credit Agreement

                                   SCHEDULE A


                                  See attached

                                  SCHEDULE 4.4
                                  ------------

             Ventures, Subsidiaries, Affiliates, Stock & Obligations
             -------------------------------------------------------

         Ventures
         --------

         Westcon and Borrowers do not have any joint ventures or similar arrangements.


         Subsidiaries
         ------------

------------------------------------------------------------------------------------------------------------------------------------
Schedule 4.4                                                                                                         revised 6.6.03
WESTCON COMPANIES

                                                                                                Issued
Corporation              Incorp.  Directors   Officers    Authorized Shares      Shareholders   Shares    Registration   Tax id #
       Main Office        date                                                                                  #
------------------------------------------------------------------------------------------------------------------------------------
Westcon Group, Inc.                           Alan Marc
520 White Plains Road             John F.     Smith -
Tarrytown, NY  10591     2/11/87  McCartney   President,                         MIRADO Corp.
                                              CEO         200,000,000 common     6.5%           8285                     13-3446153
                                              Thomas      15,000,000 preferred
                                              Dolan -
                                              Executive
                                  Alan Marc   Vice
                                  Smith       President
                                              John
                                  Jens        O'Malley,
                                  Montanana   VP, CFO
                                              Annamaria
                                              Pocaro,
                                  Chris       Assistant
                                  Seabrooke   Secretary
                                              John Roth,
                                  Thomas      Assistant                          Datatec Limited
                                  Dean        Secretary                          92.5%

                                                                                                22604096

                                                                                                12980023

                                                                                                205000

                                                                                                3381693

                                                                                                217605

                                                                                                118656

                                                                                                118656

                                                                                                12975

                                                                                                2190784

                                                                                                355968

                                                                                                355968

                                                                                                355968

                                                                                 Alan Marc
                                                                                 Smith 1%       474624


------------------------------------------------------------------------------------------------------------------------------------
Westcon (Australia)                           Duncan                             Westcon        1         ACN075772913    92-608-367
Pty Limited              9/26/96              Craven      1 (divided into lots)  Group Inc.
Unit 3, 12 Lord Street
Botany, New South Wales
Sydney, Australia


                      Second Amendment to Credit Agreement

Inactive

------------------------------------------------------------------------------------------------------------------------------------
                                              Alan Marc
Westcon Canada Systems            Alan Marc   Smith -                            Westcon Group,
(WCSI) Inc.              12/19/91 Smith       President   unlimited number       Inc.           70E       2781514        CBQ 49934 8
aka 2781514 Canada Inc.           Lynn                    non-voting stock
1400 55th Avenue                  Smurthwaite-            in 4 classes                          210A                10-1173-58070001
Lachine, Quebec  H8T 3J8          Murphy                                                                                     10-1173
                                  Kym Shaar               and 100 class E voting                234B                         5807001
                                  Perra
                                              John
                                              O'Malley,
                                              Vice
                                              President                                         172,714C
                                              Jeanne
                                              Raffiani
                                              Secretary

Canada distribution                           John
                                              Roth
                                              Assistant
                                              Secretary
------------------------------------------------------------------------------------------------------------------------------------
Westcon Brasil Ltda.                                                             Westcon Group,
Rua Victor Civita                             Westcon                            Inc.
66 Bloco 01                                   Group, Inc.
Edificio Rio Office                           - Managing                         99.9999%       987747            28.268.233/0001-99
Park 5                                        Quotaholder 987747 Quota                          Quota     886545-Rio
Rio de Janiero, Brazil   7/25/83
                                                                                 (Otavio Babosa)*
                                              Octavio
                                              Barbosa -
                                              Managing
                                              Quotaholder                                       1 Quote   Commercial        multiple
                                                                                 .0001%                                      numbers
                                                                                                          Registry


                                                                                 *nominee share
------------------------------------------------------------------------------------------------------------------------------------
Westcon Group North                           Alan Marc
America, Inc.                     Alan Marc   Smith -                            Westcon Group,
520 White Plains Road             Smith       President   200                    Inc.           50                        13-3911669
Tarrytown, NY 10591      9/10/97
                                              Annamaria
                                              Porcaro,
                                  Jeanne      Assistant
                                  Raffiani    Secretary                                         32

                                              John Roth -
                                              Asst.
                                              Secretary
                                              John
                                              O'Malley
                                              Vice
                                              President



US Distribution -
Nortel, Avaya, Cisco

------------------------------------------------------------------------------------------------------------------------------------
Westcon (UK) Limited
159 Edinburgh Avenue
Slough, Berks SL 1 4UE            Alan Marc
England                  11/16/98 Smith                   100,000 pref.          Weston Group   2 odinary 3668409

                                                                                 European
                                  Richard                                        Operations
                                  Chilvers, MD            429,220 A ord          Limited
                                                          117,570,780 ord.

UK Distributor of Nortel
and Lucent products

------------------------------------------------------------------------------------------------------------------------------------
Comstor Group Limited             Alan Marc
Chandlers House          10/2/96  Smith                   1,000,000 ordinary     Westcon UK     1000000   3257722
Cirencester                                               10,000 ordinary A                     10000
Gloucestershire GL7 1YT                                   1,000,000 pref.                       1000000


                      Second Amendment to Credit Agreement

Owns Comstor Limited

------------------------------------------------------------------------------------------------------------------------------------
                                  Alan Marc                                      Comstor Group
Comstor Limited          2/15/94  Smith                   50,000                 Limited        50,000    2898318

Chandlers House
Wilkenson Road
Cirencester
Gloucestershire GL7 1YT




UK distributor of Cisco
products
------------------------------------------------------------------------------------------------------------------------------------
                         9/29/95                          1000                   Comstor        2         3108599
Comstor Integration               Alan Marc                                      Limited
Limited                           Smith
Chandlers House
Wilkenson Road
Cirencester
Gloucestershire GL7 1YT

Dormant

------------------------------------------------------------------------------------------------------------------------------------
Eastpro Services, Inc.                        Alan Marc
520 White Plains Rd.              Alan Marc   Smith -                            Westcon Group,
Tarrytown, NY 10591      9/9/96   Smith       President   200                    Inc.           10A                       13-3911665
                                              John
                                              O'Malley
                                              Vice
                                              President



Marketing and special
programs logistics

------------------------------------------------------------------------------------------------------------------------------------
Lan Systems Pty. Limited          Alan Marc                                      Westcon Group,
C2                       12/11/90 Smith                   10,000,000             Inc.           1000000              ACN 050 539 672
31-33 Sirius Road                                                                               4,711
Lane Cove, NSW  2066              Robin Rindel                                                  options




Australian distributor
of Nortel & Cisco
Products

------------------------------------------------------------------------------------------------------------------------------------
Comstor Networks GmbH              Alan Marc
(formerly RBR Networks   12/21/98  Smith                                         Westcon GmbH   1
GmbH)
Kaiserin-Augusta-Allee
111
10553 Berlin



Germany distributor of
Cisco products

Active
------------------------------------------------------------------------------------------------------------------------------------
Westcon (Deutschland)             Alan Marc
GmbH                     3/23/99  Smith                                          Westcon Group  1         73072
Kaiserin-Augusta-Allee                                                           European
111                                                                              Operations
10553 Berlin                                                                     Limited
Holding company - Germany
------------------------------------------------------------------------------------------------------------------------------------


                      Second Amendment to Credit Agreement

Comstor Pte Ltd.
#06-02                                        Alban Kang
150 Kampong Ampat                             Choon                              Westcon Group,
KA Cir                   6/12/99  Albert Tan  Hwee,       8,500,000              Inc.           100000    199903255M
Jun Jie Industrial                            secretary
Bldg 368326                                   Susan de
                                  Robin       Silva,
                                  Rundel      secretary                                         8400000
Singapore distributor of Cisco products
------------------------------------------------------------------------------------------------------------------------------------
Comstor Belgium N.V.                          Walter
Mechelen Campus                               Wilikens,
Schalienhoevedreef 20J            Alan Marc   General
B-2800 Mechelen                   Smith       Manager     620                    Westcon Group  620       474.480.646
                                                                                 European
                         3/1/01                                                  Operations
Belgium distributor of Cisco products                                            Limited
------------------------------------------------------------------------------------------------------------------------------------
Explicit Marketing
159 Edinburgh Avenue              Richard
Stough, Berks St. 1 4UE  11/16/00 Chilvers                100                    Westcon UK     100       4108934
England                                                                          Limited


Marketing and special
programs loistics

------------------------------------------------------------------------------------------------------------------------------------
Lan Systems Limited                                                              Lan Systems
New Zealand                                                                      Pty Ltd
------------------------------------------------------------------------------------------------------------------------------------
Westcom Group            4/8/02   Jens
European Operations               Montanana               1,000                  Westcon Group  1         4411285
Limited                           Alan Marc                                      European
35 John Street                    Smith                                          Holdings
London                                                                           Limited

Holding company

------------------------------------------------------------------------------------------------------------------------------------
Westcon Group                                 Annamaria
European Holdings                 Jens        Porcaro,                           Westcon Group,
Limited                  4/8/02   Montanana   Secretary   1,000                  Inc.           1         4411310
35 John Street
London                            Alan Marc
                                  Smith
------------------------------------------------------------------------------------------------------------------------------------
Westcon Austria                   Jens
HandelsgmbH                       Montanana                                      Westcon Group            FN 219134g
Triesterstrasse 14,               Alan Marc                                      European
Burohas 1                         Smith                                          Operations
Wiener Neudorf 2351, Austria
Austria                                              Limited
Inactive


                      Second Amendment to Credit Agreement

------------------------------------------------------------------------------------------------------------------------------------
Westcon Belgium BVBA              Jens
Veidkant 35C             5/3/02   Montanana                                      Westcon Group            HR Brussel
B.2250 Kontich                    Alan Marc                                      European
Belgium                           Smith                                          Operations               658.184
                                                                                 Limited

------------------------------------------------------------------------------------------------------------------------------------
Westcon Netherlands BV            Jens
Kobaltweg 58             4/26/02  Montanana               900                    Westcon Group  180       34173094
3542 CE Ultrecht                  Alan Marc                                      European
Netherlands                       Smith                                          Operations
                                                                                 Limited
Netherlands distributor
------------------------------------------------------------------------------------------------------------------------------------
Comstor Netherlands BV            Jens
Kobaltweg 58             5/15/02  Montanana               900                    Westcon Group  180       34173788
3542 CE Ultrecht                  Alan Marc                                      European
Netherlands                       Smith                                          Operations
                                                                                 Limited
Netherlands distributor
------------------------------------------------------------------------------------------------------------------------------------
Westcon Group European            Jens
Facilities BV            5/16/02  Montanana               900                    Westcon Group  180       34173790
Kobaltweg 58                      Alan Marc                                      European
3542 CE Ultrecht                  Smith                                          Operations
Netherlands                                                                      Limited
------------------------------------------------------------------------------------------------------------------------------------
Westcon France SAS                Jens                    4000                   Westcon Group  4000      2002B07555
2 rue du Port au Vins    5/14/02  Montanana                                      European
BP 149                                                                           Operations
92154 Suresnes et 24 Quai
Galieni
Dependent Du Meme
Immeuble (Angle de Rue)
------------------------------------------------------------------------------------------------------------------------------------
Comstor France SAS                Jens
2 rue du Port au Vins    6/3/02   Montanana               4000                   Westcon Group  4000      2002B8705
BP 149                                                                           European
92154 Suresnes et 24 Quai                                                        Operations
Galieni                                                                          Limited
Dependent Du Meme
Immeuble (Angle de Rue)
------------------------------------------------------------------------------------------------------------------------------------
Westcom GmbH             4/26/02  Jens                                           Westcon Group            HRB 37241
Blumenberger StraBe 145-145       Montana                                        European
D-41061 Monchengladbach,          Alan Marc                                      Operations
Germany                           Smith                                          Limited

                      Second Amendment to Credit Agreement

Comstor Networking SL             Jens        Annamaria
Avda. Diagnola 514                Montanana   Porcaro                            Westcon Group
08006 Barcelona                   Alan Marc                                      European
                                  Smith                                          Operations
                                                                                 Limited

------------------------------------------------------------------------------------------------------------------------------------
Westcon Denmark ApSGmbH           Jens
Mileparken 22, 3 sal     5/9/02   Montanana               1250                   Westcon Group  1250      26506743
2740 Skovlunde                    Alan Marc                                      European
Denmark                           Smith                                          Operations
                                                                                 Limited

In liquidation

------------------------------------------------------------------------------------------------------------------------------------
Comstor Norway AS                 Jens
Kirkeveien 71B                    Montanana                                      Westcon Group            HRB37241
N-1305 Haslum                     Alan Marc                                      European
Norway                            Smith                                          Operations
                                                                                 Limited
                                                                                                          983 145 101

------------------------------------------------------------------------------------------------------------------------------------
Comstor Sweden AB                 Jens        Mikael
Box 1093                 5/3/02   Montanana   Norrbin, MD 1000                   Westcon Group  1000      556627-1879
171 22 Soina                      Alan Marc                                      European
Stockholm, Sweden                 Smith                                          Operations
                                                                                 Limited

------------------------------------------------------------------------------------------------------------------------------------



         Affiliates.
         -----------

             Datatec Limited and the following Datatec Limited subsidiaries:

Datatec Management Services (Pty) Ltd
RangeGate (Pty) Ltd
Westcon AME (Pty) Ltd
Affinity Logic Holdings (Pty) Ltd
Affinity Logic Management Services (Pty) Ltd
Affinity Logic (Pty) Ltd
Destiny Ecommerce (Pty) Ltd
Quickcut Pre Press Networks SA (Pty) Ltd
Logical (UK) Ltd
Logical e-Business Solutions Ltd
Logical GmbH
Logical Group Ltd
Logical Group Services Ltd (formerly Datatec Group Services Ltd)
Logical Group Services SA
Logical Networks GmbH Logical Networks SA
Logical South America Ltd



                      Second Amendment to Credit Agreement

Logical Strategy Ltd
Logical Technologies Group Ltd
Regreb BV
Satelcom UK Ltd
Catalyst IT Partners Ltd
Mason Group Ltd
Mason Communications Ltd
Mason Communicatiosn Ireland Ltd
Datatec UK Holdings Ltd
Rangegate Mobile Solutions Ltd
Logical e-Business Solutions, Inc.
Logical Networks, Inc.
Logical US Holdings, Inc.
Network I US, Inc.
Softnet - Logical SA (formerly Softnet SA)
Softnet - Logical Paraguay S.A.
Softnet - Logical Urguay SA (formerly Softnet Uruguay SA)
Softnet-Logical Comercial Importadora, Exportadora e de Servicos Ltda X-Net Cuyo SA
Logical Australia (Pty) Ltd (formerly Logical Systems (Pty) Ltd)
Logical Networks Ltd
Logical CSI Ltd
Logical Networks Ltd
Logical Secure Ltd
Mentum Secure Ltd
Datatec International Holdings Ltd
Online Distribution Ltd


         Stock
         -----

         See Subsdiaries Schedule 4.4.

         Stock Obligations.
         ------------------

         Westcon Group, Inc. Stock Option Plan.

         Stock Option Agreement between Westcon and John McCartney dated July 17, 2002.

         Stock Option Agreement between Westcon and Alan Marc Smith dated July 1, 2001, as amended.

         Put Option Agreement between Alan Marc Smith and Westcon dated July 1, 2001.

         Obligations (other than Indebtedness of Westcon, Borrowers and their Subsidiaries)
         --------------------------------------------------------------------



                      Second Amendment to Credit Agreement

Schedule 4.4
Other Obligations of Westcon, Borrowers and Subsidiaries as of 4/30/03

See Schedule 1.1(a) and Schedule 4.18


Obligor                        Payee                  Obligation
-------                        -----                  ----------
                                                      $600,000 deferred consideration regarding
Westcon                        Telesist               acquisition of Westcon Brazil

Westcon UK                     IBM                    $7,588,550 Revolving Credit Facility

                               Datatec                GBP6,584,506 Note

                               Datatec                GBP3,800,000 Note

Comstor GmbH                   GE Capital             $18,913,753 Inventory Financing
                                                      Agreement

                               Datatec                E1,553,049 Note

                               Logical Germany        $1,347,966

Comstor UK                     GE Capital             $70,622,244 Inventory Financing
                                                      Agreement

                               Datatec                GBP6,584,506

                               Datatec                $3,800,000

Lan Systems                    ANZ Bank               $2,916,401 Inventory Financing
                                                      Agreement

                               ANZ Bank               $136,602 Capitalized lease
Comstor Networks
Singapore                      Westcon                $3,340,083 Note

Westcon Group European
Holdings Limited               Westcon                $29,912,387 Acquisition costs and
                                                      expenses

Westcon Norway                 Nordea                 $202,433 Factoring Agreement

Westcon Sweden                 Nordea                 $1,348,485 Factoring Agreement


                      Second Amendment to Credit Agreement

Westcon Denmark                Nordea                 $91,000 Factoring Agreement

Westcon France                 Fortis                 E15,000,000 Factoring Agreement

Westcon Deutschland            "                      E5,000,000 Factoring Agreement

Westcon Netherlands            "                      E6,000,000 Factoring Agreement

Westcon Belgium                "                      E2,000,000 Factoring Agreement

Comstor Netherlands            "                      E3,000,000 Factoring Agreement


Guarantees
----------

Intercompany
Guarantees

Guarantor                   Beneficiary                     Guaranteed Facility                          Limit

Westcon Group, Inc.         Comstor UK                      DFS/Comstor UK/Comstor Gmbh                  $180,000,000

Westcon Group, Inc.         Comstor GmbH                    "                                            None

Westcon Group, Inc.         Westcon UK                      IBM Revolver UK                              None

Westcon Group, Inc.         Westcon America                 $40,000,000 Avaya Unsecured                  $40,000,000

Westcon Group, Inc.         Datatec Limited                 Foreign Subsidiaries' prom. Notes            None

Westcon Group, Inc.         Westcon America                 Equipment Leases with NTFC                   None

                                                                                                         No longer
                                                                                                         Purchasing from
Westcon Group, Inc.         Westcon America                 Lucent Technologies, Inc.                    Lucent

Westcon Group, Inc.         Westcon America                 GE equipment purchases                       $5,000,000



                      Second Amendment to Credit Agreement

Westcon Group,  Inc.        Westcon Denmark ApS,            Factoring Agreements with Nordea             E4,000,000
                            Comstor Norway As,              Finans Danmark AS
                            Comstor Sweden AB

Westcon Group, Inc.         Westcon America                 $125,000,000 Cisco Unsecured                 $125,000,000

Westcon Group, Inc.         Westcon (Deutschland) GmbH      Factoring Agreement with Fortis              E5,000,000
                            Westcon Belgium BVBA                                                         E2,000,000
                            Westcon France SAS                                                           E15,000,000
                            Westcon Netherlands BV                                                       E6,000,000
                            Comstor Netherlands BV                                                       E3,000,000


                      Second Amendment to Credit Agreement